401(k) Plan	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
401(k) Plan

(9) 401(k) Plan

AIM has a defined contribution plan, entitled the AIM ImmunoTech Employees 401(k) Plan and Trust Agreement (the “401(k) Plan”). AIM’s full-time employees are eligible to participate in the 401(k) Plan following 61 days of employment. Subject to certain limitations imposed by federal tax laws, participants are eligible to contribute up to 15% of their salary (including bonuses and/or commissions) per annum. Participants’ contributions to the 401(k) Plan may be matched by us at a rate determined annually by the Board.

Each participant immediately vests in his or her deferred salary contributions as well as the Company’s safe harbor contributions. A 6% safe harbor matching contribution by us was reinstated effective January 1, 2021. For the year ended December 31, 2023 and 2022, the Company’s matching contributions were approximately $162,000 and $122,000, respectively